                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  April 10, 2001
                                                            --------------


                           D.I.Y. Home Warehouse, Inc.
                           ---------------------------
               (Exact name of registrant as specified in charter)

Ohio                            0-21768                    38-2560752
----                            -------                    ----------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                 File Number)               I.D. No.)
Incorporation)

                    5811 Canal Road, Valley View, Ohio 44125
                    ----------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   216-328-5100
                                                     ------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On April 10, 2001, D.I.Y. Home Warehouse, Inc. (the "Company") announced the closing of its Brook Park, Medina and Mentor, Ohio stores. In connection with the closing of these stores, the Company entered into an agreement with a third-party to act as its agent in the liquidation of the merchandise inventories located at the aforementioned stores.

Concurrent with the announced closing of the Brook Park, Medina and Mentor, Ohio stores, the Company entered into an agreement in which the Company assigned its lease rights to the Mentor location to a third-party.

The unaudited pro forma condensed financial statements included in this Current Report on Form 8-K as listed under Item 7(b) below are presented for informational purposes only with respect to the pro forma financial effects, as determined in accordance with the financial reporting rules of the Securities and Exchange Commission (the "Commission"), of the store closings and lease assignment. Such financial statements do not purport to be indicative of the financial position which would have actually existed, or the results of operations which would have actually been attained if the store closings and lease assignment had occurred in the periods indicated. The financial statements also do not purport to be indicative of the financial position or results of operations which may exist or be attained in the future. In addition, the expected proceeds from the liquidation of merchandise inventories for the closed stores as reflected in the unaudited pro forma condensed financial statements were estimated by management with the assistance of the third-party agent based on actual results from the merchandise inventory liquidations related to the Company's closed stores in 2000 and 1999. The actual cash proceeds could differ from these estimated proceeds. For a discussion of the risks and other important factors which may affect the Company's future business, operating results and financial and other condition, including, but not limited to, the possible effects of the store closings and lease assignment, reference should be made to the discussion of such risks and other factors as included from time to time in the Registrant's filings with the Commission.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro Forma Financial Information

         The following unaudited pro forma financial information of the Registrant is attached as Appendix A to this Current Report on Form 8-K and by this reference incorporated herein:

         (i)      Introduction;

         (ii)     Pro Forma Condensed Balance Sheet (Unaudited) at December 30,
                  2000;

         (iii) Pro Forma Condensed Statement of Operations (Unaudited) for the year ended December 30, 2000;

         (iv)     Notes to Unaudited Pro Forma Condensed Financial Statements.

(c)      Exhibits

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                                   APPENDIX A

                           D.I.Y. Home Warehouse, Inc.
       Introduction to Unaudited Pro Forma Condensed Financial Statements

The following unaudited pro forma condensed balance sheet as of December 30, 2000, gives effect to: (i) the closure of the Brook Park, Medina and Mentor, Ohio stores as well as the assignment of the Company's lease rights to its Mentor location as described in Note (A) and Note (B) of the Notes to Unaudited Pro Forma Condensed Financial Statements (the "Notes"), and (ii) the related pro forma adjustments described in the Notes thereto. This balance sheet is presented as though the transactions occurred as of December 30, 2000.

The following unaudited pro forma condensed statement of operations for the fiscal year ended December 30, 2000 give effect to: (i) the elimination of the results of operations of the Registrant's closed stores as described in Note (H) and (I), and (ii) the related pro forma adjustments described in the Notes thereto. The pro forma statement of operations is presented as though the transactions occurred as of January 2, 2000, the first day of fiscal year 2000.

The unaudited pro forma condensed balance sheet and statement of operations should be read in conjunction with the Notes thereto and with the historical financial statements of D.I.Y. Home Warehouse, Inc. as included in the reports filed by the Registrant with the Commission from time to time.

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


                          D.I.Y. HOME WAREHOUSE, INC.
                       PRO FORMA CONDENSED BALANCE SHEET

                                  (Unaudited)

                               December 30, 2000

                                                                  As
                                                              Previously            Pro Forma                          Pro Forma
                                                               Reported            Adjustments                          Results
                                                           -----------------    ------------------                   ---------------
           Assets
Current assets:
  Cash and cash equivalents                                $        164,993     $      8,451,501       (A), (B)      $    8,616,494
  Merchandise inventories                                        16,752,775           (5,369,277)        (B)             11,383,498
  Prepaid expenses and other assets                                 915,801             (280,150)      (A), (C)             635,651
                                                           -----------------    ------------------                   ---------------
       Total current assets                                      17,833,569            2,802,074                         20,635,643
                                                           -----------------    ------------------                   ---------------
Property and equipment, at cost                                  36,075,556           (6,213,264)        (D)             29,862,292
  Less accumulated depreciation and amortization                 15,197,333           (4,596,539)        (D)             10,600,794
                                                           -----------------    ------------------                   ---------------
       Property and equipment, net                               20,878,223           (1,616,725)                        19,261,498
Other assets                                                         95,480                   --                             95,480
                                                           -----------------    ------------------                   ---------------
       Total assets                                        $     38,807,272     $      1,185,349                     $   39,992,621
                                                           =================    ==================                   ===============

           Liabilities and Stockholders' Equity
Current liabilities:

  Current maturities of long-term debt                     $         99,276     $             --                     $       99,276
  Revolving credit                                                5,068,811                   --       (A), (B)           5,068,811
  Accounts payable                                                1,774,633                   --         (B)              1,774,633
  Accrued store closing costs                                     1,477,976            4,759,563         (E)              6,237,539
  Accrued expenses and other                                      2,771,231             (100,000)        (A)              2,671,231
                                                           -----------------    ------------------                   ---------------
       Total current liabilities                                 11,191,927            4,659,563                         15,851,490

Stockholders' equity:
  Common stock, no par value, 10,000,000 authorized
       shares, 7,633,859 shares issued as of December
       30, 2000                                                  22,955,462                                              22,955,462
  Retained earnings                                               4,861,324           (3,474,214)     (A) - (E)           1,387,110
  Treasury stock, 357,800 shares at cost                           (201,441)                  --                           (201,441)
                                                           -----------------    ------------------                   ---------------
       Total stockholders' equity                                27,615,345           (3,474,214)                        24,141,131
                                                           -----------------    ------------------                   ---------------
       Total liabilities and stockholders' equity          $     38,807,272     $      1,185,349                     $   39,992,621
                                                           =================    ==================                   ===============


  See accompanying notes to unaudited pro forma condensed financial statements.

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



                           D.I.Y. HOME WAREHOUSE, INC.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                   (Unaudited)
                      for the year ended December 30, 2000


                                                               Pro Forma             Pro Forma
                                        As Previously         Adjustments             Results
                                           Reported               (Note G)           (Note H)
                                       -----------------    -----------------    ------------------
Net sales                              $    75,646,326      $   (23,545,259)     $    52,101,067

Cost of sales                               55,608,348          (18,343,693)          37,264,655
                                       -----------------    -----------------    ------------------

   Gross profit                             20,037,978           (5,201,566)          14,836,412

Store operating, general and
   administrative expenses                  26,505,649           (8,692,696)          17,812,953

Store closing and development costs
                                             2,245,097           (2,245,097)                  --
                                       -----------------    -----------------    ------------------

Operating loss                              (8,712,768)          (5,736,227)           (2,976,541)

Other expense, net                            (693,238)                  --             (693,238)
                                       -----------------    -----------------    ------------------

Loss before income taxes                    (9,406,006)          (5,736,227)           (3,669,779)

Income tax benefit                          (1,014,271)                  --            (1,014,271)
                                       -----------------    -----------------    ------------------

Net loss                               $    (8,391,735)     $    (5,736,227)     $     (2,655,508)
                                       =================    =================    ==================

Net loss per common share,
     basic and diluted                 $         (1.15)                          $          (0.36)
                                       =================                         ==================

Weighted average common shares
   outstanding, basic and diluted
                                             7,276,059                                  7,276,059
                                        ================                         ==================


  See accompanying notes to unaudited pro forma condensed financial statements.




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                           D.I.Y. HOME WAREHOUSE, INC.

Notes to Unaudited Pro Forma Condensed Financial Statements
-----------------------------------------------------------

Basis of Presentation
---------------------

On April 10, 2001, D.I.Y. Home Warehouse, Inc. (the "Company") announced the closing of its Brook Park, Medina and Mentor, Ohio stores. In connection with the closing of these stores, the Company entered into an agreement with a third-party to act as its agent in the liquidation of the merchandise inventories located at the aforementioned stores.

Concurrent with the announced closing of the Brook Park, Medina and Mentor, Ohio stores, the Company entered into an agreement in which the Company assigned its lease rights to the Mentor location to a third-party.

The Company previously announced the closing of its North Randall, Ohio store and its Tallmadge Avenue location in Akron, Ohio on August 14, 2000.

D.I.Y. continues to operate six warehouse-format home centers in the Northeast Ohio marketplace.

The As Previously Reported column in the pro forma condensed balance sheet at December 30, 2000 represents the actual financial position of D.I.Y. Home Warehouse, Inc. as of December 30, 2000. The As Previously Reported column in the pro forma condensed statement of operations for the fiscal year ended December 30, 2000 represents the actual results of operations of D.I.Y. Home Warehouse, Inc. for the full twelve month period then ended.

Note (A)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record the net proceeds of $3,351,501 for the assignment of the Mentor store's lease to a third-party as cash. The Company intends to use these proceeds to meet working capital requirements and to reduce its outstanding revolving credit facility balance (See Note B). Additionally, the pro forma condensed balance sheet includes an adjustment to reduce prepaid expenses and other assets by $260,000 to reflect amounts paid by the Company to a obtain the lease rights of a former sublessee at the Mentor location during fiscal year 2000 and an adjustment to reduce accrued expenses and other by $100,000 to recognize lease assignment option amounts received by the Company during fiscal year 2000. The net proceeds and lease assignment option amounts are recorded as an increase to retained earnings while the purchase price of the sublessee's lease rights are recorded as a decrease to retained earnings.

Note (B)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record the estimated net proceeds of $5,100,000 expected to be received from the sale of the Brook Park, Medina and Mentor stores' merchandise inventories as cash. These proceeds were estimated by management with the assistance of the third-party agent based on actual results from the merchandise inventory liquidations related to the Company's store closings in 2000 and 1999. The actual cash proceeds could differ from these estimated proceeds. In addition, management intends to utilize the net proceeds from the liquidation of merchandise inventories to meet working capital requirements and to reduce its outstanding revolving credit facility balance. Total expected revolving credit reductions (from these proceeds and those described in Note A above) are estimated to be in the range of $4,500,000 to $6,000,000. Such a revolving credit reduction could result in an actual interest expense reduction estimated in the range of $600,000 to $700,000. The Pro Forma Adjustment column of the pro forma balance sheet and the pro forma statement of operations exclude any adjustment to record the potential debt or interest expense reductions. The actual debt and interest expense reductions could differ from the ranges estimated above. The estimated inventory markdowns associated with the sale of merchandise inventories are recorded as a reduction to retained earnings.

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Note (C)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record a $20,150 reduction in prepaid assets associated with the Brook Park, Medina and Mentor stores. The write-off of the prepaid assets is recorded as a reduction to retained earnings.

Note (D)
--------

The Pro Forma Adjustment column of the pro forma condensed balance sheet includes an adjustment to record a $1,616,725 reduction of retained earnings for the estimated write off of the leasehold improvements, equipment and furniture and fixtures associated with the Brook Park, Medina and Mentor stores.

Note (E)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes an $887,568 adjustment to record an increase in accrued expenses for estimated operating costs associated with the liquidation of the merchandise inventories at the Brook Park, Medina and Mentor stores. These estimated operating costs primarily include store personnel, advertising and liquidation agent costs. Additionally, the Pro Forma Adjustment column of the pro forma balance sheet also includes an adjustment to record an increase in accrued expenses for certain store closing costs including future rent expense of $2,185,065 and $77,925 for the Brook Park and Mentor stores, respectively, and an estimated $1,609,005 in various other store closing costs for the Brook Park, Medina and Mentor stores including utility, property tax and other occupancy costs. These store closing costs are reflected as a reduction to retained earnings.

The Company is currently in negotiations to assign the lease rights of its Brook Park location to a third-party. To the extent that the Company receives any payment for the assignment of its Brook Park lease rights or through negotiated lease termination payment is able to reduce its remaining obligation under the lease, a reduction to the future rent expense detailed previously will be recorded.

Note (F)
--------

The Pro Forma Adjustment columns of the pro forma balance sheet and the pro forma statement of operations exclude any adjustment to record the tax effect of the transactions noted above. This is due principally to the fact that the pro forma adjustments on the statement of operations result in a significant decrease to the Company's reported gross tax asset related to net operating loss carryforwards. Such decrease in the tax asset leads to the reduction of the Company's reported valuation allowance and therefore, the pro forma results require an effective tax rate that more closely approximates the 34.0% statutory rate rather than the as reported effective tax rate of 10.8%.

Note (G)
--------

The Pro Forma Adjustment column of the pro forma condensed statement of operations for fiscal year 2000 includes adjustments to eliminate the results of operations of the three stores closed during fiscal year 2001 and the two stores closed during fiscal year 2000 and certain closing costs recorded during fiscal year 2000 related to the two stores closed in that fiscal year. The pro forma statement of operations is presented as though the transactions associated with the closure of these five stores occurred on the first day of fiscal year 2000.

Note (H)
--------

The Pro Forma Adjustment column of the pro forma balance sheet includes non-recurring adjustments of $269,277 associated with inventory markdowns (See Note B), $20,150 of reduction in prepaid assets (See Note C), $1,616,725 of fixed assets write-offs (See Note D), $4,759,563 increase in accrued expenses for store closing costs (See Note E) and a net gain of $3,191,501 associated with the assignment of the Mentor lease rights (See Note A). These one-time charges related to the closing of the Brook Park, Medina and Mentor stores as well as the
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assignment of the Mentor lease rights are excluded from the pro forma condensed statement of operations in accordance with financial reporting rules of the Commission. Such adjustments will be reflected in the Company's second quarter fiscal year 2001 financial statements.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               D.I.Y. HOME WAREHOUSE, INC.
                                                        (Registrant)

DATED:  April 25, 2001                         BY:  /s/ Todd Ayers
                                                    --------------
                                                    Controller

                                       9
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                                INDEX TO EXHIBITS
                           D.I.Y. Home Warehouse, Inc.

                           Current Report on Form 8-K

                    (Earliest Event Reported: April 10, 2001)

10.2.11.a     Lease Cancellation Agreement between Shidler/West Finance Partners
              V. Limited Partnership and D.I.Y. Home Warehouse, Inc., dated
              April 10, 2001, filed herewith.

10.2.11.b     Termination of Lease Agreement between D.I.Y. Home Warehouse, Inc.
              and Lowe's Home Centers, Inc., dated April 10, 2001, filed herewith.

10.9 Agency Agreement between D.I.Y. Home Warehouse, Inc. and Schottenstein Bernstein Capital Group, LLC, dated April 10, 2000, filed herewith.

99.1 Press Release Announcing Closing of Three Store Locations, dated April 10, 2001, filed herewith.

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